Exhibit 21.1

                        SUBSIDIARIES OF RG AMERICA, INC.

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Name of Subsidiary                               State of Incorporation            Names Under Which Doing Business
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
---------------------------------------------   --------------------------   ---------------------------------------------
CTFD, Inc.                                                Texas
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CTFD Marine, Inc.                                         Texas
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Invvision Funding, Inc.                                   Texas                         RG Financial Services
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PBS 2000, Inc.                                            Texas
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Practical Building Solutions 2000, Inc.                   Texas
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Restoration Group America 2003, Inc.                      Texas
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Restoration Group America, Inc.                           Texas
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RG Florida GC, Inc.                                      Florida
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RG Florida SC, Inc.                                      Florida
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RG Industries, Inc.                                       Texas
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RG Insurance Services, Inc.                               Texas
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RG Restoration, Inc. dba The Restoration                  Texas
Group
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RG Risk Management, Inc.                                  Texas                           The Recovery Group
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RG Roofing, Inc.                                          Texas                           The Roofing Group
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Total Professional Restoration, Inc.                      Texas                         The Remediation Group
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Urban Logic, Inc.                                         Texas
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